Exhibit 99.2

Butterfly Network, a Global Leader in Democratizing Medical Imaging, Closes Business Combination and Will Begin Trading on the New York Stock Exchange

●	Announces unaudited 2020 full-year revenue of at least $45 million, representing growth of at least 63%, each above prior forecast

GUILFORD, Conn. and NEW YORK, February 16, 2021 /PRNewswire/ — Butterfly Network, Inc. (“Butterfly” or the “Company”) (NYSE: BFLY), an innovative digital health company that is working to democratize medical imaging and contribute to the aspiration of global health equity, today announced that it has completed its business combination with Longview Acquisition Corp. (NYSE: LGVW.U, LGVW, LGVW WS) (“Longview”), a special purpose acquisition company sponsored by an affiliate of Glenview Capital Management, LLC (“Glenview”). The business combination, which was approved by Longview’s stockholders at its special meeting held on February 12, 2021, will fuel further adoption and help accelerate Butterfly’s current and future pipeline of innovative technologies, which have the potential to transform health care delivery and drive a direct impact for patients.

The transaction resulted in the combined company being renamed to “Butterfly Network, Inc.,” with its Class A common stock and warrants to commence trading on the New York Stock Exchange (“NYSE”) on February 16, 2021 under the symbols “BFLY” and “BFLY WS”, respectively.

Working to create the new image of health, Butterfly has developed a groundbreaking single-probe, whole-body point-of-care ultrasound solution leveraging its patented Ultrasound-on-Chip™ technology. The Company’s breakthrough software solutions can integrate into hospital networks to help clinicians transform care delivery and improve efficiencies.

Today, Butterfly also announced that unaudited 2020 full-year revenues are at least $45 million, representing a full-year growth rate of at least 63% compared to the full year 2019, each ahead of the prior forecast. Butterfly plans to disclose its fourth quarter and full-year 2020 financial results in March, followed by a live conference call and webcast to discuss the results and business plans.

"2020 was a milestone year for Butterfly as we made significant progress towards fulfilling our mission to deliver innovative ultrasound technology that is easy to use, integrates into clinical decision-making workflow, and ultimately lowers the cost of care," said Dr. Jonathan Rothberg, founder of Butterfly and Chairman of the Board of Directors of the combined company. "Today marks yet another significant moment for the Company that will enable us to expand and accelerate our collective vision.”

“I am incredibly excited to join this talented organization that has the potential to make a profound impact on global health care,” stated Dr. Todd Fruchterman, President and Chief Executive Officer of Butterfly Network, Inc. “Butterfly allows people to think differently about the value of ultrasound as a critical and integrated part of the full patient journey. By making ultrasound more accessible and deployable across a variety of care settings, we have the opportunity to expand the use cases of ultrasound and impact disease interception, helping clinicians make more informed decisions to take action earlier. As we further develop our roadmap, we plan to partner with our customers to expand into novel market applications including chronic disease management, which impacts more than 100 million patients in the United States alone.”

The combined company will be led by industry veteran, Dr. Todd Fruchterman as President and Chief Executive Officer, alongside its highly capable executive team. The combined company’s board of directors will include Dr. Rothberg as Chairman, Dr. Fruchterman, and Glenview founder, Larry Robbins. Butterfly has also welcomed new members to the combined company’s board: Dawn Carfora (Vice President, Business Planning and Operations, Global Business Group, Facebook), John Hammergren (former Chairman and CEO, McKesson Corporation), Gianluca Pettiti (Senior Vice President and President of Specialty Diagnostics, Thermo Fisher Scientific, Inc.), and S. Louise Phanstiel (Chair of the Board of Directors, Myriad Genetics).

As a result of the business combination, Butterfly received approximately $589 million prior to transaction fees, including approximately $414 million of cash held in Longview’s trust account and $175 million from private placement (PIPE) investors, including Eldridge, Fidelity Management & Research Company LLC, Glenview, Ridgeback, Tenet Healthcare Corporation, UPMC Enterprises, and Wellington Management. In addition, Butterfly’s current management and existing equity holders have rolled 100% of their equity into the combined company.

Advisors

J.P. Morgan Securities LLC acted as financial advisor to Butterfly. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. acted as legal advisor to Butterfly. The Council acted as strategic and integration advisor to the combining entities. UBS Investment Bank acted as financial advisor to Longview as well as the exclusive placement agent for the PIPE. UBS Investment Bank and Cowen acted as capital markets advisors to Longview, and originally underwrote the IPO of Longview in May 2020. Ropes & Gray LLP acted as legal advisor to Longview.

About Butterfly Network

Founded by Dr. Jonathan Rothberg in 2011, Butterfly has created the world's first handheld, single-probe whole-body ultrasound system using its patented Ultrasound-on-Chip™ semiconductor technology. Butterfly’s mission is to democratize medical imaging and contribute to the aspiration of global health equity, including for the 4.7 billion people around the world lacking access to ultrasound. Butterfly is paving the way for earlier detection and remote management of health conditions around the world. The Butterfly iQ can be purchased today by healthcare practitioners in the United States, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Butterfly iQ is a prescription device intended for trained and qualified healthcare professionals only.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The combined company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the combined company’s expectations with respect to financial results, future performance, development of products and services, potential regulatory approvals, anticipated financial impacts and other effects of the business combination on the combined company’s business, and the size and potential growth of current or future markets for the combined company’s products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the combined company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on the combined company’s business; the ability to maintain the listing of the combined company’s Class A common stock on the NYSE following the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the ability of the combined company to raise financing in the future; the success, cost and timing of the combined company’s product and service development activities; the potential attributes and benefits of the combined company’s products and services; the combined company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the combined company’s ability to identify, in-license or acquire additional technology; the combined company’s ability to maintain its existing license, manufacture, supply and distribution agreements; the combined company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the combined company is currently marketing or developing; the size and growth potential of the markets for the combined company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the combined company’s products and services and reimbursement for medical procedures conducted using its products and services; the combined company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the combined company’s financial performance; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and the combined company’s other filings with the SEC. The combined company cautions that the foregoing list of factors is not exclusive. The combined company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The combined company does not undertake or accept any obligation or undertake to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Contacts

Investor Relations

Butterfly Network, Inc.

Mike Cavanaugh or Mark Klausner

Westwicke, an ICR Company

(646) 677-1838

investors@butterflynetwork.com

Media Relations

Butterfly Network, Inc.

Sean Leous

Westwicke, an ICR Company

(646) 866-4012

media@butterflynetwork.com